Loan Agreement

Signing Place: Xi’an City

Party A: Shaanxi Tianren Organic Food Co., Ltd.
Party B: Shaanxi Hede Venture Capital Management Co., Ltd.

Accordance with the principle of honesty, mutual trust, making compensation for equal value, after consistently consulted with each other, the parties hereto agree and are compliant with that:

1.	After friendly consultation with each other, Party A agrees to lend Party B RMB Seven million.
2.	Term of Loan: from June 6, 2007 to June 5, 2008.
3.	Party B guarantees to pay off the whole loan within three business days after the loan is due.
4.
Others not stated herein should be resolved through consultation between both parties. If negotiation is unable to resolve, litigate to the jurisdiction of the People’s Court, which is located in the place where the agreement is signed.

5.	This agreement is promptly effective since both parties sign and seal on it. This agreement is one form, two copies, with each party holds one.

Party A (sealed): Shaanxi Tianren Organic	Party B (Sealed): Shaanxi Hede Venture Capital
Food Co., Ltd.	Management Co., Ltd.

Trustee of Party A (Signature): Xue Hongke	Trustee of Party B (Signature): Zhang Jing

June 5, 2007	June 5, 2007